EXHIBIT  10.1

SAVE THE WORLD AIR, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of November 26, 2009, by and between Save The World Air, Inc., a company organized under the laws of the State of Nevada (the “Company”), and the purchasers who execute the Purchaser Signature Page (as hereinafter defined) hereto (each, a “Purchaser”).

R E C I T A L S

A.           The Company desires to obtain funds from each Purchaser in order to provide working capital to fund the Company’s general working capital needs.

B.   In order to obtain such funds, the Company is borrowing and in exchange therefore issuing Units (the “Units”), each Unit comprised of (i) an unsecured $25,000 principal amount of 7% Convertible Promissory Note, initially convertible at $.25 per share (as may be adjusted from time to time, the “Conversion Price”) a form of which is annexed hereto as Exhibit A, (each a “Note,”  and collectively, the “Notes”), and (ii) Common Stock Purchase Warrants, initially exercisable into at the $.30 per share, a form of which is annexed hereto as Exhibit B (the “Warrants”).  The Units being acquired herein are being acquired directly from the Company without the benefit of an Escrow Agent or any Placement Agent and there is no minimum required amount to be raised in order for the Company to conduct a Closing and utilize the Purchaser’s funds for a subscription.  The Purchaser understands that the Company has raised over $300,000 of Units on its own, as well as $75,000 of Notes through a placement agent (which agency has since completed and terminated) and, that the  Securities sold are substantially similar to the Units.  The Company is further offering to the Purchaser and potential additional purchasers, additional Units through January 15, 2010.  The common stock, par value $.001 per share of the Company (“Common Stock”) into which the Notes are convertible are sometimes referred to herein as the Conversion Shares, and the shares of Common Stock into which the Warrants are exercisable are sometimes referred to herein as the “Warrant Shares”.  The Notes, Warrants, Conversion Shares and Warrant Shares are sometimes referred to herein as the “Securities”.

C.   Purchasers understand that there is a great deal or risk, illiquidity and uncertainty in the Purchase of the Units herein and that no assurance can be made that the Company will complete its business plans or, if completed, that it will be successful in doing so or that the Company will be successful with its other offerings.  Purchasers also understand that the Company is dependant on its ability to raise substantial additional capital and that additional securities such as any one or more of the Securities, or securities at different or senior or more favorable terms, may be sold.

D.   The Purchasers are investing herein on an irrevocable basis, without the benefit of an escrow agent or escrow account and without the benefit of any minimum closing amount.  All funds reflecting subscriptions are being deposited immediately directly with the Company in accordance with the wire instructions annexed hereto as Exhibit C.  All funds deposited will become immediately available for use by the Company or may be attacked or attached by creditors upon deposit regardless of whether a closing has occurred or the minimum has been raised.   The Purchaser’s acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered with appropriate subscription documents and the minimum offering amount has been raised in accepted funds and subscriptions, the Company may conduct a Closing without any consent of or notice to Purchasers.   The Company may reject any subscriptions in whole or in part for any reason or for no reason but shall return funds to the extent not closed upon prior to January 15, 2010.   This offering shall be terminated at January 15, 2010 unless earlier terminated by the Company.

AGREEMENT

NOW THEREFORE, based on the mutual premises and consideration of the parties, it is agreed as follows:

1.    PURCHASE AND SALE OF NOTES.

1.1   Purchase and Sale.  In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing (as hereinafter defined), each Purchaser hereby agrees to purchase, and the Company shall sell and issue to each Purchaser, the Units comprised of Notes and Warrants as set forth on the signature page annexed to the end of this Agreement (the “Purchaser Signature Page”) at a purchase price equal to the principal amount of Notes being acquired (the “Purchase Price”) as set forth in Section 1.2 below.  After the initial minimum amount of Units are sold at a Closing in this offering, the Company may accept additional Purchasers in Closings from time to time without notice to or consent of any investor, until the maximum offering amount (inclusive of the overallotment option) is sold hereby.

1.2   Notes and Warrants.  At Closing, the Company will issue and deliver to the Purchaser as listed on the Purchaser Signature Page hereto, the (i) Notes for the principal amount of Notes subscribed for and, (ii)   Warrants to acquire such number  of shares of common stock of the Company (the “Common Stock”) as equals the principal amount of Notes acquired and accepted divided by the initial Conversion Price of $.25 per share (the “Warrant Shares”), and exercisable at $.30 per share (the “Exercise Price”) commencing six months after the issuance date at any time prior to the three year anniversary of the first Closing of this offering.  The Notes and Warrants comprising the Units are substantially similar to those Notes and Warrants offered and sold to other Purchasers in previously reported offerings of the Company.

2.    CLOSING.

2.1   Date and Time.

(a)           The sale of Notes and Warrants will take place at the discretion of the Company, upon receipt of cleared funds represented by subscriptions accepted by the Company (the “Closing”) subject to the satisfaction of all the parties hereto of their obligations herein.  There is no minimum offering amount to the number of Units that may be sold prior to a closing of the sale of the Units hereby.  The Purchaser(s) shall each submit an executed copy of this Agreement to the Company along with the Purchase Price in advance of Closing, which shall be by the Company at the account set forth in Exhibit C, which account is operated by the Company and is not a segregated account.  The Closing shall take place from time to time at the discretion of the Company at such place as the Company shall agree in writing, on or before January 15, 2010 unless otherwise terminated early by the Company or extended by it for up to 30 days (the “Termination Date”).   In the event that the Company desires to extend the offering period beyond January 15, 2010, consent of each Purchaser shall be required.

(b)   There is no minimum offering amount in this private offering and purchasers will not have an opportunity to approve of a Closing or request refund of any moneys held in escrow until the final closing has occurred or offering period has terminated.  In the event that funds are returned if a Closing does not occur on such Purchaser’s investment, no interest shall be paid and only the net amount received by the Company need by repaid.  Purchaser’s acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to escrow with the appropriate subscription documents and the minimum offering amount has been raised in accepted funds and subscriptions, the Company may conduct a closing and utilize funds therefore.   The Company may reject any subscriptions in whole or in part for any reason or for no reason, or, retains the right to hold the same in escrow for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein or as specifically updated in the Company’s recently filed Current Reports on Form 8-K, or Quarterly Report on Form10-Q for the period ended September 30, 2009.

3.1   Organization and Qualification.  The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the state of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in any violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents (the “Company Documents”).

3.2   Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated under this Agreement, the Notes and along with the Warrants (collectively as may be amended or supplemented through each Closing, the “Transaction Documents”) herein and otherwise to carry out its obligations hereunder.  The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith.  This Agreement and the other Transaction Documents have been duly executed by the Company and, when delivered in accordance with the terms hereof or thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application.

3.3   SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, as finally amended being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports, as amended, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such SEC Reports may have been subsequently amended or supplemented to correct such misstatement or omission or to correct information relating to the Company’s internal controls.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.4   Certain Registration Matters. Assuming the accuracy of each Purchaser’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser under this Agreement.

3.5   Capitalization.  The Company is authorized to issue 200,000,000 shares of Common Stock, of which, prior to the date of this Agreement, there are 65,355,858 shares issued and outstanding, with an additional 14,947,583 shares currently underlying warrants, options and convertible notes or other securities, in addition to other shares and warrants as a result of consummation of the recent offerings of Units.  There are no shares of preferred stock or other securities or convertible securities.  All outstanding shares of the company’s capital stock have been duly authorized and validly issued, and are fully paid and non-assessable, and are free of any preemptive rights.  The Company has not entered into any agreement, or granted any right to any party, that results or would result in, the Company’s obligation to redeem or repurchase any securities or issue any dividends.  The shares issuable upon conversion of the Notes and upon exercise of the Warrants are, duly authorized and reserved for issuance and, upon issuance upon due conversion of the Notes or due exercise of the Warrants, will be deemed validly issued and fully paid.

3.6   Securities Law Compliance.  Assuming the accuracy of the representations and warranties of each Purchaser set forth in this Agreement and the Questionnaire, the offer, issue, sale and delivery of the Notes and Warrants will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect (the “Securities Act”), and registration of the Notes, Warrants, or the issuance of the Conversion Shares (upon conversion of the Note) or Warrant Shares (upon due exercise thereof), under the Securities Act is not required.  The Company shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state or other jurisdictions where filings must be made, which filings will be made in a timely manner.

3.7   Tax Matters.  The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole.  All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

3.8   Title to Properties. The Company has good and marketable title to all real properties and all other properties and assets owned by it (if any), in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.9   Litigation.  There are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

3.10   No Directed Selling Efforts or General Solicitation.  Neither the Company, nor any Person acting on its or their behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.11   No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.  For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

3.12   Questionable Payments.   Neither the Company nor, to the Company’s Knowledge, any of their respective directors, executive officers, employees, or other Persons acting at the direction of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company or any subsidiary; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.13   Transactions with Affiliates.  None of the officers or directors of the Company is presently a party to any transaction with the Company or any subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.14   Disclosures.  The written materials delivered to the Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4.    REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser hereby represents, warrants and covenants with the Company as follows.  For avoidance of doubt, these warranties and representations are made to Purchasers:

4.1   Legal Power.  Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of the Transaction Documents to which it is a party.

4.2   Due Execution.  This Agreement and the other Transaction Documents have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement and such other Transaction Documents will be a valid and binding agreement of such Purchaser.

4.3   Access to Information.  Purchaser has thoroughly reviewed this Agreement including, without limitation, Section 3 which discloses certain material information about the Company and Section 6.  Each Purchaser represents that such Purchaser has been given full and complete access to the Company and to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes and Warrants and the issuance of Conversion Shares and/or Warrant Shares upon conversion or exercise thereof, which have been requested by Purchaser or its advisors.  Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of, and has inquired with, the officers of the Company regarding its business prospects and the Notes, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Units.  Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect purchaser’s right to rely on the Company’s representations and warranties contained herein.  The Purchaser understands that an investment in the Units involves a significant degree of risk and illiquidity.  The Purchaser understands further that the Conversion Shares and Warrant Shares when issued will also be restricted securities, and may only be re-sold pursuant to an exemption from the registration requirements of the Securities Act that may or may not be available at such time, and, that even if the Company is successful and succeeds with its business plan, no assurance can be made that the securities of the Company will be liquid or will increase in market price.

4.4   Restricted Securities.

4.4.1    Each Purchaser has been advised that none of the Notes, Warrants,  Conversion Shares or Warrant Shares (collectively, the “Securities”) have been registered under the Securities Act or any other applicable securities laws and that Securities are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder or such other exemption as may be available from the Securities Act registration requirements as may be available from time to time, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on such Purchaser’s representations as contained herein.  Each Purchaser acknowledges that the Notes and Warrants, and upon conversion or exercise thereof, the Conversion Shares and the Warrant Shares when issued, will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act.  None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.4.2    Each Purchaser represents that such Purchaser is acquiring the Securities for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3    Each Purchaser understands and acknowledges that the Notes and Warrants, and if and when issued, the Conversion Shares will bear substantially the following legend:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

4.4.4    Each Purchaser acknowledges that an investment in any of the Securities are not liquid and are transferable only under limited conditions.  Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Notes or Conversion Shares.

4.4.5    Each Purchaser is an “accredited investor” as defined under Rule 501(a) of Regulation D of the Securities Act (an “Accredited Investor”).

4.4.6    The representations made by each Purchaser on the Purchaser Signature Page and in the questionnaire immediately preceding the same (the “Questionnaire”) are true and correct and do not omit any material information.

4.5   Purchaser Sophistication and Ability to Bear Risk of Loss.  Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Notes and Warrants and other Securities and can bear the economic risk of investment in such Securities without producing a material adverse change in such Purchaser’s financial condition.  Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Notes.

4.6   Preexisting Relationship.  Each Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

4.7   Purchases by Groups.  Each Purchaser represents, warrants and covenants that it is not acquiring the Securities as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

4.8   Placement Agent Review.  Each Purchaser acknowledges that placement agent or representative of the purchasers has  independently verified the accuracy, completeness, materiality or otherwise, of any information, representation or warranty contained in this Purchase Agreement or any offering documents provided, that such placement agent related entities and their principals shall have no liability for any representation (express or implied) contained in, or for any omissions from, the Purchase Agreement or any offering documents provided or any other written or oral communications transmitted to the recipient in the course of his or her evaluation of the investment, and that it is understood that each prospective investor will make an independent investigation and analysis of a potential investment in the Company and will be relying upon same in making any such investment.

5.    COVENANTS OF THE COMPANY.

5.1   Use of Proceeds.  The Company intends to employ the net proceeds from the purchase and sale of the Units (after legal, blue-sky, and related fees) for general working capital purposes and research and development only (inclusive or repayment of payables incurred in the ordinary course of business).

5.2   Best Efforts.  The parties shall use their best efforts to satisfy timely each of the conditions described herein as applicable to them.

5.3   Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Notes and Warrants as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

5.4   Financial Information.  For as long as the Notes are outstanding, the Company agrees to remain current with the filings of its SEC Reports.

5.5   Reservation of Shares.  The Company shall, as a condition to any merger or business combination (and in addition to other restrictions that may arise), require the provisions of this Agreement and the Notes and Warrants (including issuance of shares upon conversion or exercise thereof) to be assumed by the surviving parent company.

5.6   Covenants Relating to Promissory Note.  For so long as any principal or interest is outstanding on the Notes the Company shall not, without consent of holders of a majority of the outstanding principal amount of Notes that will be outstanding immediately after the consummation of taking such action:

5.6.1    effect a merger or consolidation, share exchange, asset purchase or similar transaction resulting in a Change of Control (as hereinafter defined) with an entity without causing the assumption of the obligations herein and under the Notes and Warrants by such surviving entity.  The term “Change of Control” shall mean any merger or consolidation, business transaction or similar transaction in which securities possessing more then fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, whether or not the Company or a subsidiary is the surviving corporation or other transaction wherein the Company becomes a material or controlling stockholder of any other corporation.  Notwithstanding the foregoing, the Company may raise capital in the form of debt, convertible debt or equity financings;

5.6.2    sell, transfer or otherwise dispose of more than 50% of the consolidated assets of the Company (computed either on the basis of book value, as determined in accordance with generally accepted accounting principles consistently applied, or fair market value) in any transaction or series of related transactions outside of the ordinary course of the Company’s business consistent with past practice;

5.6.3    sell or transfer in any transaction or series of related transactions, any of the Company’s assets to any person or entity that is an Affiliate of the Company, other then a sale or transfer in the ordinary course of business or such assets as are immaterial to the business purpose of the Company;

5.6.4    declare or pay any distribution or dividend, in cash or otherwise on any of the Shares of the Company, or redeem, purchase or otherwise acquire any of its Shares now or hereafter outstanding;

provided, however, that the Company may take any of the foregoing actions without the consent of the Purchasers in connection with, if contemporaneous with the consummation of such action, the Notes are converted in accordance with their terms, and Section 5.5 above is complied with.

5.7   Conversion of Notes.

5.7.1    Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all commercially reasonable action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Purchaser (or its permitted nominee) or such other persons as designated by Purchaser and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.  The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the usual Securities Act restriction from transfer legend.

5.7.2    A Purchaser will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of Conversion (a form of which is annexed as “Exhibit A” to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement.  Such Purchaser will not be required to surrender the Note until the Note has been fully converted or satisfied.  Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM Eastern Time (“ET”) (or if received by the Company after 6 PM ET or at any time or a non-business day then the next business day) shall be deemed a “Conversion Date.”  The Company will itself or cause the Company’s transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to such Purchaser via express courier for receipt by such Purchaser within ten (10) business days after receipt by the Company of the Notice of Conversion (such seventh day being the "Delivery Date").  In the event the Conversion Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Purchaser.   A Note representing the balance of the Note not so converted will be provided by the Company to such Purchaser if requested by Purchaser, provided such Purchaser delivers the original Note to the Company.  In the event that a Purchaser elects not to surrender a Note for reissuance upon partial payment or conversion of a Note, such Purchaser hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

5.7.3   Delivery of Shares.  In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Purchaser, so long as the certificates therefore do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company will undertake commercially reasonable efforts cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

5.8.   Exchange of Notes for New Securities Issued in Subsequent Offering. In the event the Company conducts any subsequent financings (each, a “Follow On Offering”) of any kind other than an offering of Units or securities substantially similar hereto as is currently being offered by the Company through one or more placement agents and other than any Exempted Issuances (as hereinafter defined), the Notes may, at the discretion of each holder thereof,  be exchanged in whole or in part to the extent of outstanding principal and/or interest in such Note, into the securities offered in the Follow On Offering, by applying and exchanging the outstanding principal and interest of such Notes towards the purchase price of the securities offered in such Follow On Offering, at the price offered for such units or securities to other investors generally.  In lieu of offering cash, such Note holder shall tender the Note with the duly executed subscription documents provided to all investors in such Follow On Offering, and a notice indicating the dollar amount of principal and interest being applied, and the Company shall, at closing of such Follow On Offering, issue to such holder any securities acquired by such holder in such offering, and a Note certificate reflecting the remaining principal and interest owed, if any.  In the event that the holder of the Notes elects not to so convert, such holder may do so in whole or in part from time to time, until the Note is either repaid or fully exchanged for securities issued in Follow On Offerings.   Nothing herein shall be deemed to prohibit any early repayment of the Notes without penalty.

5.9   No pre-emptive Rights.  Holders of Notes and Warrants shall not have pre-emptive or other rights of a shareholders, notwithstanding that other investors or prospective investors may receive the benefit of such rights.

5.10   Third Party Beneficiaries. There are no third party beneficiaries to the warranties or covenants made by the Company in this agreement.

6.    CONDITIONS.

6.1   Conditions Precedent to the Obligation of the Company to Close and to Sell the Notes.  The obligation hereunder of the Company to close and issue and sell the Units to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

6.1.1   Accuracy of the Purchasers’ Representations and Warranties.  The representations and warranties of each Purchaser herein and in the Questionnaire attached hereto shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

6.1.2   Performance by the Purchasers.  Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

6.1.3   No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.1.4   Delivery of Purchase Price.  The Purchase Price for the Units shall have been delivered to the Company on or before such Closing.

6.1.5   Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

6.2   Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Notes.  The obligation hereunder of the Purchasers to purchase the Units and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

6.2.1   Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

6.2.2   Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

6.2.3   No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.2.4   No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

6.2.5   Notes and Shares.  At the Closing, the Company shall have delivered to the Purchasers the Notes in such denominations as each Purchaser may request.

6.2.6   Closing Date.  In the event that no Closing occurs by the Termination Date, then the Company shall return to each Purchaser the net amount of all of the funds for subscription amounts of such Purchaser without interest or set off, other than any check or wire or similar fees.

7.    PLACEMENT AGENT/LEGAL FEES.

7.1           Placement Agent’s Commission.   The Company and each Purchaser represent that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement other than legal, accounting, blue sky filing, printing or similar offering expenses.  The parties also agree and acknowledge hereby that such fees shall not be deemed as interest or fees relating to the Note.

7.2   Legal Fees.   The Purchasers and the Company shall each bear their own legal fees in connection with this Agreement.

8.    MISCELLANEOUS.

8.1   Indemnification.  Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Shares by such Purchaser in violation of the Securities Act or applicable state or Cayman securities law.

8.2   Governing Law - Waiver of Stay, Extension or Usury Laws.  This Agreement shall be governed by and construed under the laws of the State of New York.  The Company represents and warrants that it deems the sale of the Units hereby as an Investment and does not consider the sale of the Units together with the payment of all fees and expenses in connection herewith to be usurious under the usury laws of the State of New York (“Applicable Law”).  If, from any circumstances whatsoever, interest (or any original issue discount that would be determined to be interest) would otherwise be payable to any holder of the Notes in excess of the maximum amount permissible under Applicable Law, the interest payable to such holder shall be reduced to the maximum amount permissible under Applicable Law, and if from any circumstances such holder shall ever receive anything deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid principal balance of principal hereof, such excess shall be refunded to the Company as applicable.  All interest paid or agreed to be paid to the holders of the Notes shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law.

8.3   Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

8.4   Entire Agreement.  This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.5   Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6   Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers holding a majority of the outstanding principal amount of Notes, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser.  Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

8.7   Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other nationally recognized overnight courier service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Save the World Air, Inc. 235 Tennant Avenue Morgan Hill, California 95037 Attn: Cecil Bond Kyte Tel: (408) 778-0101 Fax: (408) 778-8585

With a copy to:	Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Attn: Greg Sichenzia Fax: (212) 930-9725

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

8.8   Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.  Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

8.9   Consent of Purchasers.  As used in the Agreement, “consent of the Purchasers” or similar language means the consent of holders of not less than 50% of the total principal and interest outstanding on the Notes owned by Purchasers on the date consent is requested.

8.10   Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Counterpart Signature Page to Securities Purchase Agreement of Save the World Air, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER (By Counterpart Form - See Purchaser Signature Pages following the Questionnaire) COMPANY SAVE THE WORLD AIR, INC (By Execution of Acceptance Page following Certificate of Signatory)

QUESTIONNAIRE

The undersigned Purchaser has read the Securities Purchase Agreement of Save the World Air, Inc., dated as of ______ __, 2009, and acknowledges that the completion of this Questionnaire and the execution of the Purchaser Signature Page that follows shall constitute the undersigned’s execution of such Agreement.  This Questionnaire is and shall remain part of the Agreement.  All capitalized terms used herein shall be as defined in such Agreement

I hereby subscribe for the 7% Convertible Promissory Note in the aggregate principal amount of $__________________, and Common Stock Purchase Warrants to purchase ___________________ shares (each as subject to adjustment) and tender a purchase price of $_______________ therefore.

I am a resident of the State of __________________.

Please print above the exact name(s) in which the Notes are to be held

My address is:

[continued]

I agree to keep information relating to the Company strictly confidential and not to discuss or exploit or distribute any of the information herein except to my professional advisors or as necessary to comply with law.

I acknowledge that the offering of the Units is subject to the Federal securities laws of the United States and state securities laws of those states in which the Notes are offered, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Units may be purchased by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”).

By initialing one of the categories below, I represent and warrant that I come within the category so initialed and have truthfully set forth the factual basis or reason I come within that category.  All information in response to this paragraph will be kept strictly confidential.  I agree to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

NOTE:  You must either initial that at least ONE category.

Individual Purchaser:
(A Purchaser who is an individual may initial either Category I, II, or III)

Category I	______	I am a director or executive officer of the Company.

Category II	______
I am an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000.

Explanation.  In calculation of net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III	______
I am an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2007 and 2008, or joint income with my spouse in excess of $300,000 in 2007 and 2008, and I have a reasonable expectation of reaching the same income level in 2009.

[continued]

Entity Purchasers:

(A Purchaser which is a corporation, limited liability company, partnership, trust, or other entity may initial either Category IV, V, VI, VII or VIII)

Category IV	______
The Purchaser is an entity in which all of the equity owners are “Accredited Investors” as defined in Rule 501(a) of Regulation D.  If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

_____________________________________________________

_____________________________________________________

_____________________________________________________
(describe entity)

Category V	______
The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a “Sophisticated Person” as described in Rule 506(b)(2)(ii) of Regulation D.

Category VI	______
The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

_____________________________________________________

_____________________________________________________

_____________________________________________________
(describe entity)

Category VII	______
The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____________________________________________________

_____________________________________________________

_____________________________________________________
                                                                (describe entity)

Executed this _____ day of  _________, 2009 at ____________________, ________________.

[Purchasers' Signature Page follows]

PURCHASER SIGNATURE PAGE
(For Individual Purchasers)

This Securities Purchase Agreement of Save the World Air, Inc. (including the Questionnaire) is hereby executed and entered into by the below Purchaser.

Principal Amount of Note $_____________ No. of Warrants_____________________
______________________________________
Signature (Individual)

______________________________________
Name (Print)

______________________________________
Street address

______________________________________
City, State and Zip Code

______________________________________ Tax Identification or Social Security Number (______)_______________________________ Telephone Number (______)_______________________________ Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ______________________________________ c/o Name ______________________________________ Street Address
______________________________________ City, State and Zip Code (______)_______________________________ Telephone Number (______)_______________________________ Facsimile Number

PURCHASER SIGNATURE PAGE
(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of Save the World Air, Inc.  (including the Questionnaire) is hereby executed and entered into by the below Purchaser:

Principal Amount of Note $_____________ No. of Warrants_____________________	______________________________________ Name of Entity ______________________________________ Type of Entity (i.e., corporation, partnership, etc.)

______________________________________
Tax Identification or Social Security Number

______________________________________
State of Formation of Entity

______________________________________
Name of Signatory Typed or Printed

Its:____________________________________
    Title

Address to Which Correspondence Should Be Directed (if different from above) ______________________________________ c/o Name ______________________________________ Street Address
______________________________________ City, State and Zip Code (______)_______________________________ Telephone Number (______)_______________________________ Facsimile Number

*If Notes are being subscribed for by an entity, the Certificate of Signatory that follows must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Units  are being subscribed for by an entity.

I,__________________________________, am the ___________________________ of ___________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Notes and Shares.  The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _________, 2009.

______________________________________________ Signature

ACCEPTANCE PAGE TO SECURITIES PURCHASE AGREEMENT OF
SAVE THE WORLD AIR, INC

The foregoing subscriptions for an aggregate of $___________ principal amount of 7% Convertible Promissory Notes and Warrants, in accordance with the foregoing Securities Purchase Agreement, AGREED AND ACCEPTED; provided, however, that the Company may accept additional subscriptions from time to time without consent of Purchasers until the maximum offering amount (plus the over-allotment option, if any) are accepted and Closed upon, in accordance with this Agreement:

SAVE THE WORLD AIR, INC

By:_____________________________________
Name:
Title:

Date:  September __, 2009

EXHIBIT A

Form of 7% Convertible Promissory Note

EXHIBIT B

Form of Common Stock Purchase Warrant

EXHIBIT C

Wire Instructions